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                                                                  Exhibit 10(b)

                                                            [EXECUTION VERSION]

                                LETTER AMENDMENT

                                                             September 19, 2003


LOC 2003 Trust
c/o Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE  19890-0001

Attention:        Corporate Capital Markets

         Re:      Amendment to Credit Agreement

Ladies and Gentlemen:


         We refer to the Credit Agreement, dated as of August 8, 2003 (the "Credit Agreement"), between TXU Corp. (the "Borrower") and LOC 2003 Trust (the "Lender"). Capitalized terms used but not defined herein are used with the meanings assigned to them in the Credit Agreement.

         We have requested that you agree to amend the provisions of the Credit Agreement pertaining to notices. You have indicated your willingness to so agree. Accordingly, it is hereby agreed by you and us that, effective as of the date hereof and subject to the terms and conditions of this letter amendment, the third paragraph of Section 7.01 of the Credit Agreement shall be amended and restated in its entirety as follows:

     "If to the Lender, c/o Wilmington Trust Company,  Rodney Square North, 1100
      North Market Street, Wilmington, DE 19890-0001, Attention: Corporate Capital Markets (facsimile: (302) 636-4145, with a copy to the Administrator, at TXU Business Services Company, Energy Plaza, 1601 Bryan Street, 33rd Floor, Dallas, TX 75201, Attention: Treasurer
      (Telecopy No. 214-812-2488), and, with respect to any Lending Request, with a copy for informational purposes only to each of Standard and Poor's, 55 Water Street, New York, NY 10041, Attention: Judith
      Waite (Telecopy No. 212-438-2154), Moody's Investors Service, Inc., 99 Church Street, New York, NY 10007, Attention: Jim Hempstead (Telecopy No. 212-553-0519)and Fitch Ratings, One State Street Plaza, New York,
      NY 10004, Attention: Denise Furey (Telecopy No. 212-425-4730)."

         Pursuant to Section 5.02 of the Credit Agreement, dated as of August 8, 2003 (the "New Trust Facility"), among LOC 2003 Trust, certain lenders (the "New Trust Facility Lenders") and Credit Suisse First Boston, as administrative agent and collateral agent, the consent of the New Trust Facility Lenders is required for any modification of the Credit Agreement. Accordingly, the effectiveness of this letter amendment is subject to the consent of each New Trust Facility Lender, as evidenced by its execution and delivery of a counterpart of this letter amendment.
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         Please acknowledge your agreement with the foregoing by signing a copy of this letter and returning it to us. This letter amendment may not be amended or waived except by an instrument in writing signed by us and the New Trust Facility Lenders. Delivery of an executed signature page of this letter amendment (which may be signed in one or more counterparts) by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

         On and after the effective date of this letter amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this letter amendment. The Credit Agreement, as amended by this letter amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.





                    [Remainder of Page Intentionally Left Blank]


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TXU CORP.
September 19, 2003
Page 2

                                    Very truly yours,


                                    TXU CORP.


                                 By /s/ Kirk R. Oliver
                                    ---------------------------------------
                                    Kirk R. Oliver
                                    Treasurer and Assistant Secretary

Agreed as of the date first written above:

LOC 2003 TRUST

     By WILMINGTON TRUST COMPANY,
     not in its individual capacity but solely as Trustee


     By /s/ Joseph B. Feil
        ------------------------------------------------------
        Name:   Joseph B. Feil
        Title:  Assistant Vice President


Accepted and Agreed:


CREDIT SUISSE FIRST BOSTON
  acting through its Cayman Islands Branch


     By /s/ Jay Chall
        ------------------------------------------------------
        Name:   Jay Chall
        Title:  Director


     By /s/ David J. Dodd
        ------------------------------------------------------
        Name:   David J. Dodd
        Title:  Associate

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    JPMORGAN CHASE BANK


     By /s/ Robert W. Traband
       -------------------------------------------------------
       Name:   Robert W. Traband
       Title:  Vice President


    CITIBANK, N.A.


    By /s/ Sandip Sen
       --------------------------------------------------------
       Name:   Sandip Sen
       Title:  Managing Director